                                                               EXHIBIT 99.1

       SUPPLEMENTAL REPORT OF THE BOARD OF DIRECTORS OF BUSINESS OBJECTS PRESENTED TO THE ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                    MEETING TO BE HELD ON DECEMBER 11, 2003

GENERAL

         The purpose of this supplemental report is to set forth the terms of the consideration to be paid by Business Objects and the final terms of the in-kind contributions to be made to Business Objects in connection with its acquisition of Crystal Decisions, Inc., a Delaware corporation ("Crystal Decisions").

         Business Objects has agreed to acquire Crystal Decisions pursuant to an Agreement and Plan of Merger, dated July 18, 2003, as amended on August 29, 2003 (the "Merger Agreement"), by and among, inter alia, Business Objects, Crystal Decisions, Seagate Software (Cayman) Holdings Corporation ("SSCH"), Business Objects Americas, Borg Merger Sub I, Inc., and Borg Merger Sub III, Inc. A certified French translation of the Recitals and of Articles I, II, VII to XI of the Merger Agreement has been made available to Business Objects' shareholders in accordance with applicable law.

         The board of directors of Business Objects approved the terms and conditions of the Merger Agreement in its meeting of July 18, 2003. The completion of the transaction is subject to the approval of the Business Objects' general shareholders' meeting to be held on December 11, 2003.

         The report of the board of directors to the Business Objects shareholders, as well as the text of the resolutions submitted for approval to the shareholders, were finalized and approved by the board of directors in its meeting of October 7, 2003.

         The French information document annexed to the report of the board of directors (Document E), describing the terms and conditions of the proposed transaction and the companies involved, received the visa number E 03-945 from the French Commission des operations de bourse, or COB, on October 31, 2003. This document is available for review at Business Objects' registered offices, at the offices of the company's Custodian, BNP Paribas Securities Services (GIS Emetteurs - Assemblees - Les Collines de l'Arche - 75450 Paris Cedex 09 - Fax:
(33-1) 40 14 58 90), or on the French website of the Autorite des marches financiers (as successor to the COB) (www.amf-france.org).

         Business Objects also filed a registration statement on Form S-4, Registration No. 333-108400, with the U.S. Securities and Exchange Commission, or SEC, in connection with the transaction. This registration statement, as amended, was declared effective at 5:30 p.m. on October 31, 2003 and is available for review on the SEC's website (www.sec.gov).

         This report completes the first and the second proposals set forth in the report of the board of directors dated October 7, 2003.

                                   PROPOSAL 1

  APPROVAL OF (I) THE ACQUISITION (BY MEANS OF IN-KIND CONTRIBUTIONS OF EQUITY INTERESTS) OF CRYSTAL DECISIONS, INC., BY BUSINESS OBJECTS S.A., AND THE OTHER
TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JULY 18, 2003, AS AMENDED ON AUGUST 29, 2003, BY AND AMONG BUSINESS OBJECTS, CRYSTAL DECISIONS, INC., SEAGATE SOFTWARE (CAYMAN) HOLDINGS CORPORATION, BORG MERGER SUB
 I, INC., BUSINESS OBJECTS AMERICAS (AS ASSIGNEE OF BORG MERGER SUB II, INC.), AND BORG MERGER SUB III, INC.; (II) THE CONTRIBUTION TO BUSINESS OBJECTS OF THE
 EQUITY INTERESTS REPRESENTING 100% OF THE CAPITAL AND VOTING RIGHTS OF SEAGATE SOFTWARE (CAYMAN) HOLDINGS CORPORATION, A COMPANY HOLDING MORE THAN 95% OF THE
CAPITAL AND VOTING RIGHTS OF CRYSTAL DECISIONS, INC.; (III) THE CONTRIBUTION TO
 BUSINESS OBJECTS OF THE EQUITY INTERESTS REPRESENTING THE REMAINING PORTION OF THE CAPITAL AND VOTING RIGHTS OF CRYSTAL DECISIONS, INC.; AND (IV) THE VALUE OF
  THE CONTRIBUTIONS AND THE CONSIDERATION FOR THE CONTRIBUTIONS, IN EACH CASE
                         SUBJECT TO CONDITION PRECEDENT

CONSIDERATION UNDER THE MERGER AGREEMENT

         Under the terms of the Merger Agreement, upon consummation of the transaction, holders of common stock of Crystal Decisions (other than SSCH and Crystal Decisions stockholders who exercise appraisal rights under Delaware law) and holders of common stock of SSCH, will receive an amount in cash and a number of Business Objects shares based on a formula which is set forth in the Merger Agreement. A detailed description of the formula is set forth in the board of directors' report of October 7, 2003.

         The formula allocates 26,455,673 Business Objects shares based on the number of shares of Crystal Decisions common stock and the value of Crystal Decisions stock options at the time of closing. In addition, certain Crystal Decisions stock options will be converted into options to acquire Business Objects ADSs having a value equivalent to the cash and Business Objects shares to be received by holders of Crystal Decisions common stock.

         The amount of the consideration to be paid in cash and the number of Business Objects shares will be adjusted upwards based on the total value of any cash received by Crystal Decisions from the exercise of stock options between the execution of the Merger Agreement and the closing.

DATA USED TO CALCULATE THE MERGER CONSIDERATION

         The calculation of the Merger Consideration is based on the figures set forth below. These figures (with the exception of the last one) were calculated by Crystal Decisions as of December 8, 2003, i.e., the third trading day prior to the anticipated closing date of the transaction. They were communicated on the same day to Business Objects by Crystal Decisions.

- Number of Crystal Decisions stock options exercised
  between the date of execution of the Merger Agreement
  and the third trading day prior to the anticipated
  closing date of the transaction (i.e., December 8,
  2003):                                                     4,661,190

- Aggregate net cash proceeds received by Crystal
  Decisions in connection with the exercise of such
  stock options:                                          $ 19,570,935

- Aggregate number of shares outstanding of Crystal
  Decisions common stock as of December 8, 2003:            80,767,995

- Aggregate number of Crystal Decisions stock options
  outstanding as of December 8, 2003:                       15,694,949

- Aggregate net cash proceeds to be received upon
  exercise of all Crystal Decisions stock options
  outstanding as of December 8, 2003:                     $ 93,913,907

- Aggregate number of shares outstanding of SSCH common
  stock as of December 8, 2003:                                  2,000

- Aggregate number of shares of Crystal Decisions common
  stock owned by SSCH as of December 8, 2003:               75,001,000

- Average closing sale prices of Business Objects ADSs
  on the Nasdaq National Market for the 10 trading days
  ending on, and including, the third trading day prior
  to the anticipated closing date of the transaction
  (i.e., December 8, 2003):                               $    33.5410

         The aggregate number of shares outstanding of Crystal Decisions and SSCH common stock and the aggregate number of Crystal Decisions stock options outstanding are not expected to change between December 8, 2003 and the closing date, scheduled for December 11, 2003.

COMMON STOCK AND OPTION EXCHANGE RATIOS AND PER SHARE CASH CONSIDERATION

         The applicable common stock and option exchange ratios as well as the per share cash consideration have been determined on the basis of the above figures and in accordance with the formula set forth in the Merger Agreement. The calculations have been made with the assistance of Thomas Weisel Partners, Business Objects' financial advisor in connection with the transaction. These figures are as follows:

- Crystal Decisions common stock exchange ratio:            0.28849389x

- Per share cash consideration for Crystal Decisions
  common stock:                                           $ 3,80895580

- Crystal Decisions option exchange ratio:                  0,40205508x

- SSCH common stock exchange ratio:                        10,818.6651x

- Per share cash consideration for SSCH common stock:     $ 142,837.75

NUMBER OF SHARES TO BE ISSUED AND AMOUNT OF CASH TO BE PAID AT CLOSING

         Based on the above figures, the aggregate number of shares to be issued by Business Objects amounts to 29,611,307, and the cash payment to be made by Business Objects amounts to $307,641,723. These amounts will be distributed to the holders of common stock of SSCH, holders of common stock of Crystal Decisions (other than SSCH) and Business Objects Option LLC, as follows:

         - Holders of common stock of SSCH will receive an aggregate number of 21,637,330 Business Objects ADSs and a total cash payment of $285,675,494.

         - Holders of common stock of Crystal Decisions (other than SSCH) will receive an aggregate number of 1,663,743 Business Objects ADSs or ordinary shares and a total cash payment of $21,966,229.

         - Business Objects Option LLC will receive an aggregate number of 6,310,234 Business Objects ADSs in exchange for its shares of SSCH preferred stock.

AGGREGATE VALUE OF IN-KIND CONTRIBUTIONS

         The contributed equity interests represent 100% of the capital and voting rights of SSCH, which directly holds more than 95% of the capital and voting rights of Crystal Decisions, as well as the equity interests representing the remaining portion of the capital and voting rights of Crystal Decisions.

         The aggregate value of the contributed equity interests comes to an amount of $839,570,935 (equivalent to (euro)746,656,978). This amount corresponds to the value of the contributed equity interests as of the date of the announcement of the transaction, i.e., $820 million (equivalent to (euro)729,602,278 based on the dollar-to-euro exchange rate as of July 18,
2003), increased by the total cash proceeds received by Crystal Decisions in connection with the exercise of stock options between July 18, 2003 and the third trading day prior to the closing date of the transaction, i.e., $19,570,935 (equivalent to (euro)17,054,700 based on the dollar-to-euro average exchange rate on that period, i.e., an exchange rate of $1.1475 for 1 euro).

FINAL TEXT OF THE FIRST RESOLUTION TO BE SUBMITTED FOR APPROVAL TO THE BUSINESS OBJECTS' GENERAL SHAREHOLDERS' MEETING TO BE HELD ON DECEMBER 11, 2003

         The text of the first resolution submitted for approval to the Business Objects' general shareholders' meeting to be held on December 11, 2003 has been completed below, in accordance with what has been indicated in the initial text of the resolutions (projects de resolutions) published in the Bulletin des announces legales obligatoires, or BALO, dated October 10, 2003. The reference of the visa given by the French Commission des operations de bourse on the Document E and the amount of the aggregate value of the contributed equity interests have been inserted in the second and eighth paragraphs, respectively, of the first resolution. In addition, the revised text of the first resolution indicates that the certified French translation of the Merger Agreement also covers the recitals and article XI of the Merger Agreement, and that the meeting of the Business Objects' board of directors during which the merger consideration was approved, was held on December 9, 2003, as opposed to November 21, 2003 (as indicated in the initial text of the first resolution). The final text of the first resolution to be submitted for approval to the Business Objects' general shareholders' meeting is as follows:

"FIRST RESOLUTION

         Approval of (i) the acquisition (by means of contributions of equity interests) of Crystal Decisions, Inc., by Business Objects, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of July 18, 2003, as amended on August 29, 2003, by and among Business

Objects, Crystal Decisions, Inc., Seagate Software (Cayman) Holdings Corporation, and Borg Merger Sub I, Inc., Business Objects Americas, Inc. (as assignee of Borg Merger Sub II, Inc.), and Borg Merger Sub III, Inc.; (ii) the contribution to Business Objects of the equity interests representing 100% of the capital and voting rights of Seagate Software (Cayman) Holdings Corporation, a company holding more than 95% of the capital and voting rights of Crystal Decisions, Inc.; (iii) the contribution to Business Objects of the equity interests representing the remaining portion of the capital and voting rights of Crystal Decisions, Inc.; and (iv) the value of the contributions and the consideration for the contributions, in each case subject to condition precedent

         WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

         WHEREAS, this general meeting has reviewed the report of the board of directors, the Document E which received the visa no. E 03-945 from the French Commission des operations de bourse on October 31, 2003, and the original executed version of the Agreement and Plan of Merger, dated as of July 18, 2003, as amended on August 29, 2003 (the "Merger Agreement"), by and among Business Objects, Crystal Decisions, Inc., a Delaware corporation ("Crystal Decisions"), Seagate Software (Cayman) Holdings Corporation, a Delaware corporation ("SSCH") and Borg Merger Sub I, Inc., Business Objects Americas, Inc. (as assignee of Borg Merger Sub II, Inc.), and Borg Merger Sub III, Inc. (which four companies are Delaware corporations 100% owned by Business Objects), together with the certified French translation of the Recitals and Articles I, II, VII to XI of the Merger Agreement,

         WHEREAS, it is acknowledged that the effect of the Merger Agreement is to transfer to Business Objects ownership of the equity interests representing 100% of the capital and voting rights of SSCH, which directly holds more than 95% of the capital and voting rights of Crystal Decisions, as well as ownership of the equity interests representing the remaining portion of the capital and voting rights of Crystal Decisions,

         WHEREAS, this general meeting has heard the presentation of the reports of the independent appraisers (Commissaires aux apports) designated pursuant to an order of the President of the Commercial Court of Nanterre dated August 14, 2003, with respect to the value of and consideration for the in-kind contributions,

         WHEREAS, this general meeting has heard the supplemental report prepared by the board of directors dated December 9, 2003,

         NOW, THEREFORE, subject to the approval by the extraordinary shareholders' meeting of the following second resolution of this general meeting,

         RESOLVED, that the acquisition (by means of contributions of equity interests) of Crystal Decisions by Business Objects and the other transactions contemplated by the Merger Agreement, are hereby approved, and

         RESOLVED FURTHER, that (a) the terms and conditions of the contribution of equity interests of SSCH and Crystal Decisions, (b) the valuation of the contributed equity interests amounting to $820 million (or (euro)729.6 million based on the dollar/euro exchange rate on July 18, 2003, the date of the announcement of the transaction) increased by the total cash proceeds received by Crystal Decisions in connection with the exercise of stock options between July 18, 2003 and the third trading day prior to the closing date of the transaction, corresponding to an aggregate contribution value of US$839,570,935 ((euro)746,656,978), as well as (c) the consideration for the in-kind contributions set forth in Article II of the Merger Agreement, which in-kind contributions are to be remunerated in part through the issuance of new shares of Business Objects and in part through payment in cash, are hereby approved.

         A copy of the Merger Agreement and of the certified French translation of the Recitals and Articles I, II, VII to XI of such agreement will remain attached to the minutes of this general meeting."

                                   PROPOSAL 2

APPROVAL OF THE METHOD FOR THE CALCULATION OF THE CONSIDERATION FOR THE IN-KIND
    CONTRIBUTIONS; APPROVAL OF THE AMOUNT OF THE CAPITAL INCREASE BY IN-KIND CONTRIBUTIONS AND OF THE NUMBER OF SHARES TO BE ISSUED IN CONSIDERATION FOR SUCH
  IN-KIND CONTRIBUTIONS, AS DETERMINED BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH THE STIPULATIONS OF THE "AGREEMENT AND PLAN OF MERGER"; APPROVAL OF THE AMOUNT AND THE RECORDING OF THE CONTRIBUTION PREMIUM; ACKNOWLEDGEMENT OF THE
COMPLETION OF THE CAPITAL INCREASE AND APPROVAL OF THE AMENDMENT OF THE ARTICLES
          OF ASSOCIATION, IN EACH CASE SUBJECT TO CONDITION PRECEDENT

CONSIDERATION FOR THE IN-KIND CONTRIBUTIONS; CAPITAL INCREASE; AMENDMENT OF THE ARTICLES OF ASSOCIATION

         The aggregate cash payment to be made in consideration for the in-kind contributions amounts to (euro)273,586,889 ($307,641,723), and the number of Business Objects shares to be issued in consideration for such contributions amounts to 29,611,307.

         Accordingly, the board of directors proposes to increase the Business Objects' share capital by (euro)2,961,130.70, and to issue 29,611,307 new shares, with a nominal value of (euro)0.10 each, fully paid.

         These shares will be issued with a contribution premium (prime d'apport) of (euro)470,108,958.30, corresponding to the difference between the aggregate value of the in-kind contributions reduced by the total amount of cash consideration paid by Business Objects in connection with the transaction, on one hand, and the nominal amount of the capital increase, on the other hand.

         The new Business Objects shares issued in consideration for the in-kind contributions will entitle the holder thereof to the rights attached to a share from the effective date of their issuance, and will be subject to all provisions of the articles of association and to the decisions of the shareholder meetings.

          A request has been filed for the listing of the new shares on the Premier Marche of Euronext Paris and on the Nasdaq National Market, in order for the shares to be listed on these two exchanges as soon as possible following the closing date of the transaction.

         The contribution premium will be recorded on the liability side of the balance sheet under a "contribution premium" account in respect of which all Business Objects' shareholders will enjoy the same rights.

         Subject to the approval of the Business Objects shareholders, the board of directors will be authorized, if it deems necessary, to deduct from the contribution premium all expenses and costs incurred by Business Objects in connection with the transaction and to withhold the amounts necessary in order to constitute the statutory reserve (reserve legale).

         If the Business Objects' shareholders approve the proposed capital increase, the first two paragraphs of Article 6 of the Business Objects' articles of association will be amended as follows:

         "ARTICLE 6 - CAPITAL

         The share capital is fixed at the sum of nine million four hundred eighty-four thousand seven hundred twenty-five euros and eighty cents of a euro (9,484,725.80 euros).

         It is divided into ninety-four million eight hundred forty-seven thousand two hundred fifty-eight (94,847,258) shares with a nominal value of ten cents of a euro (0.10) each."

NON-VOTING TREASURY STOCK (ACTIONS D'AUTOCONTROLE)

         Of the 29,611,307 new Business Objects shares to be issued, 6,310,234 shares will be issued to Business Objects Option LLC. These 6,310,234 Business Objects shares will be non-voting treasury stock (actions d'autocontrole), as Business Objects Option LLC will become an indirect wholly-owned subsidiary of Business Objects upon consummation of the transaction. These 6,310,234 shares will be disposed of in the future in connection with the exercise of Crystal Decisions stock options converted into options to acquire Business Objects ADSs.

ALLOCATION OF BUSINESS OBJECTS' SHARE CAPITAL AND VOTING RIGHTS AFTER THE TRANSACTION (IN THOUSANDS, EXCEPT FOR PERCENTAGES)

                                               BEFORE THE TRANSACTION(1)       AFTER THE TRANSACTION
----------------------------------------------------------------------------------------------------
     CURRENT SHAREHOLDERS OF BUSINESS
                 OBJECTS(2)                            65,236                         65,236
----------------------------------------------------------------------------------------------------
             % of share capital                         100,0%                         68.78%
----------------------------------------------------------------------------------------------------
             % of voting rights                         100,0%                         73.68%
----------------------------------------------------------------------------------------------------
         CURRENT SSCH STOCKHOLDERS                         --                         21,637
----------------------------------------------------------------------------------------------------
             % of share capital                            --                          22.81%
----------------------------------------------------------------------------------------------------
             % of voting rights                            --                          24.44%
----------------------------------------------------------------------------------------------------
      CURRENT STOCKHOLDERS OF CRYSTAL
         DECISIONS (OTHER THAN SSCH)                       --                          1,664
----------------------------------------------------------------------------------------------------
             % of share capital                            --                           1.75%
----------------------------------------------------------------------------------------------------
             % of voting rights                            --                           1.88%
----------------------------------------------------------------------------------------------------
         BUSINESS OBJECTS OPTION LLC
            (TREASURY SHARES)(3)                           --                          6,310
----------------------------------------------------------------------------------------------------
             % of share capital                            --                           6.65%
----------------------------------------------------------------------------------------------------
             % of voting rights                            --                             --
----------------------------------------------------------------------------------------------------
     AGGREGATE NUMBER OF BUSINESS OBJECTS
        SHARES ISSUED AND OUTSTANDING                  65,236                         94,847
----------------------------------------------------------------------------------------------------
             % of share capital                         100,0%                         100,0%
----------------------------------------------------------------------------------------------------
             % of voting rights                         100,0%                         100,0%
----------------------------------------------------------------------------------------------------

(1) As of November 30, 2003.

(2) Including 1,067,675 non-voting treasury shares held by Business Objects as of November 30, 2003.

(3) Business Objects shares to be issued to Business Objects Option LLC upon consummation of the transaction.

FINAL TEXT OF THE SECOND RESOLUTION TO BE SUBMITTED FOR APPROVAL TO THE BUSINESS OBJECTS' GENERAL SHAREHOLDERS' MEETING TO BE HELD ON DECEMBER 11, 2003

         The text of the second resolution to be submitted for approval to the Business Objects' general shareholders' meeting to be held on December 11, 2003 has been completed below on the basis of the information set forth in this report. The reference of the visa given by the French Commission des operations de bourse on the Document E, as well as the number of shares to be issued in consideration for the in-kind contributions, and the amount of the corresponding capital increase and contribution premium, and the proposed amendment to the Business Objects' articles of association, have been specified in the second, ninth, twelfth and seventeenth paragraphs of the second resolution, respectively. This additional information was inserted in accordance with what has been indicated in the initial text of the resolutions (projects de resolutions) published in the Bulletin des announces legales obligatoires, or BALO, dated October 10, 2003. In addition, the revised text below of the second resolution indicates that the certified French translation of the Merger Agreement also covers the recitals and article XI of the Merger Agreement, and that the meeting of the Business Objects' board of directors during which the final merger consideration was approved, was held on December 9, 2003, as opposed to November 21, 2003 (as indicated in the initial text of the second resolution). The final text of the second resolution to be submitted for approval to the Business Objects' general shareholders' meeting is as follows:

"SECOND RESOLUTION

         Approval of the method for the calculation of the consideration for the in-kind contributions; approval of the amount of the capital increase by in-kind contributions and of the number of shares to be issued in consideration for such in-kind contributions, as determined by the board of directors in accordance with the stipulations of the "Agreement and Plan of Merger"; approval of the amount and the recording of the contribution premium; acknowledgement of the completion of the capital increase and approval of the amendment of the articles of association, in each case subject to condition precedent

         WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

         WHEREAS, this general meeting has reviewed (i) the report of the board of directors as well as the supplemental report of the board of directors, (ii) the reports of the independent appraisers, (iii) the original version of the Merger Agreement as well as the certified French translation of the recitals and Articles I, II, VII to XI of such agreement, and (iv) the Document E which received the visa no. E 03-945 from the French Commission des operations de bourse on October 31, 2003.

         WHEREAS, it is acknowledged that, in accordance with the provisions of the Merger Agreement, the amount of the remuneration to be paid in cash and the number of shares to be issued in consideration for the in-kind contributions as well as the amount of the corresponding capital increase have been determined by the board of directors as of the second trading day before the closing date of the transaction (i.e., the second trading day before the date of this general meeting), in order to take into account the number of Crystal Decisions stock options exercised between the date of execution of the Merger Agreement and the third trading day before the closing date of the transaction, the aggregate net cash proceeds received by Crystal Decisions in connection with the exercise of such stock options, the corresponding increase in the number of Crystal Decisions shares outstanding, the number of remaining Crystal Decisions stock options outstanding, and the average closing prices of Business Objects ADSs on the Nasdaq National Market for the ten trading days ending on and including the third trading day prior to the closing of the transaction,

         WHEREAS, it is further acknowledged that the capital increase proposed by the board of directors shall, in all circumstances, be limited to a nominal amount of (euro)3,700,000, corresponding to the issuance of a maximum number of 37,000,000 new shares of Business Objects,

         WHEREAS, this general meeting has been informed of the number of shares of common stock of Crystal Decisions outstanding on the third trading day before the closing date of the transaction, the number of Crystal Decisions stock options exercised between the date of execution of the Merger Agreement and the third day before the closing date of the transaction, the aggregate net cash proceeds received by Crystal Decisions in relation to the exercise of such stock options, the number of Crystal Decisions stock options remaining outstanding on such date and of the average closing prices of Business Objects ADSs on the Nasdaq National Market for the ten trading days ending on and including the third trading day prior to the closing of the transaction, and

         WHEREAS, this general meeting has been made aware of the amount of cash consideration and the definitive number of shares to be issued in consideration for the contributions approved in the first resolution of this general meeting, as well as the amount of the corresponding capital increase, as determined by the board of directors in its meeting of December 9, 2003, in accordance with the stipulations of Article II of the Merger Agreement,

         NOW, THEREFORE, subject to the approval by the extraordinary shareholders' meeting of the previous first resolution of this general meeting,

         RESOLVED, that the amount of cash consideration to be paid by Business Objects in connection with the transaction, the increase of the share capital and the issuance of new shares, with a nominal value of 0.10 euro each, to be allocated to the stockholders of SSCH and the stockholders of Crystal Decisions (other than SSCH and other than Crystal Decisions stockholders who exercise appraisal rights under Delaware law) in consideration for their respective contributions, are hereby approved, and

         RESOLVED FURTHER, that the share capital of Business Objects be increased in the amount approved by the board of directors, in its meeting of December 9, 2003, being a nominal amount of (euro) 2,961,130.70, and to issue 29,611,307 new shares, fully paid-up, as has been determined by the board of directors, during the same meeting, in accordance with the provisions of Article II of the Merger Agreement, and

         RESOLVED FURTHER, that the new shares will entitle the holder thereof to the rights attached to a share from the effective date of their issuance, and will be subject to all provisions of the articles of association and to the decisions of the shareholder meetings, and

         RESOLVED FURTHER, that these new shares will be negotiable on the Premier Marche of the Euronext Paris S.A. and on the Nasdaq National Market as soon as possible following the completion of the capital increase, and

         RESOLVED FURTHER, to approve the amount of the contribution premium (prime d'apport) determined by the board of directors during its meeting of December 9, 2003, amounting to the sum of (euro)470,108,958.30, and corresponding to the difference between, on the one hand, the aggregate value of the contributions approved in the first resolution of this general meeting, reduced by the total amount of cash consideration paid by Business Objects in connection with the transaction, and on the other hand, the definitive amount of the capital increase approved in this second resolution of this general meeting, and

         RESOLVED FURTHER, that the contribution premium will be recorded on the liability side of the balance sheet, under a "Contribution Premium" account in respect of which all Business Objects' stockholders will enjoy the same rights, and

         RESOLVED FURTHER, that the board of directors is hereby authorized, if it so deems necessary, to deduct from the contribution premium all expenses and costs incurred in connection with the contributions approved in the first resolution of this general meeting and to withhold the amounts necessary in order to constitute the statutory reserve (reserve legale), and

         RESOLVED FURTHER, to acknowledge the adoption of this second resolution and, as a result, the satisfaction of the condition precedent relating to the adoption of the first resolution and the adoption of the first resolution of this general meeting,

         RESOLVED FURTHER, to acknowledge, as a result of the approval of the above-mentioned contributions in kind, that the capital increase resulting therefrom is duly completed, and

         RESOLVED FURTHER, to amend the first two paragraphs of Article 6 of the articles of association as follows:

         "ARTICLE 6 - CAPITAL

         The share capital is fixed at the sum of #eu# nine million four hundred eighty-four thousand seven hundred twenty-five euros and eighty cents of a euro (9,484,725.80 euros).

         It is divided into ninety-four million eight hundred forty-seven thousand two hundred fifty-eight (94,847,258) shares with a nominal value of ten cents of a euro (0.10) each.""

                                                                December 9, 2003
                                                          The board of directors